UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 25, 2014
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

200 East Randolph Drive, Chicago, IL		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 782-5800

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

On September 25, 2014, Jones Lang LaSalle Income Property Trust, Inc. received $35,000,000 relating to the sale and issuance of 3,320,683 of its Class D Common Stock (the "Shares") at the NAV per Share of $10.54.
This sale of the Shares is exempt from registration under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) because the purchaser is an accredited investor within the meaning of Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ C. Allan Swaringen
C. Allan Swaringen
President, Chief Executive Officer

Date: September 26, 2014